UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Mid-Cap Value Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose to fresh record highs in the spring of 2015, driven by the strengthening economy, a surge in corporate takeover activity, and stronger-than-expected earnings in the first quarter. Expectations that the Federal Reserve would defer a long-awaited interest rate increase until later this year also lifted investor sentiment, easing worries that the improving economy would spur the central bank to speed up the timing of its first rate hike since 2006. Stocks subsequently fell from their highs at the end of June as Greece inched closer to a default. Despite June’s declines, stocks across the capitalization spectrum rose modestly in the first six months of 2015. Mid-cap stocks outpaced large-cap stocks but trailed their small-cap counterparts. Against this supportive environment, your fund advanced over the period and outperformed its benchmark and peer group.

The Mid-Cap Value Fund returned 3.09% for the six months ended June 30, 2015, versus the 0.41% return of its primary benchmark, the Russell Midcap Value Index, and the 2.22% return of its peer group, the Lipper Mid-Cap Value Funds Index. (Returns for the fund’s Advisor and R Class shares were slightly lower due to their different fee structures.) The fund trailed the S&P MidCap 400 Index, another widely used performance gauge for our investment universe.

Stock selection in financials and health care drove the fund’s outperformance versus the Russell index. An overweight to health care, the period’s best-performing sector, also contributed to relative returns. On the flip side, stock selection in consumer staples detracted the most from relative performance. The fund’s long-term relative performance remained favorable, as recognized by Morningstar’s overall four-star rating and its rank among competitive funds tracked by Lipper over longer time periods. (Please refer to page 8 for additional information about Morningstar ratings.) Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 80 of 169, 70 of 135, 79 of 115, and 9 of 71 mid-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2015, respectively. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

The U.S. economy gained traction after an early-year slowdown. Gross domestic product contracted slightly in the first quarter of 2015, but subsequent readings have led most analysts to forecast modestly positive economic growth this year. The unemployment rate declined to 5.3% in June, a seven-year low, from the 5.7% jobless rate in January. Inflation firmed since early this year but stayed below the Fed’s 2% target, aided by low energy prices and a stronger U.S. dollar, which has made imported goods cheaper for consumers. The housing market recovery picked up after a shaky start this year, with various gauges of new and existing home sales reaching their highest levels since the recession. Meanwhile, the Fed continued to prepare markets for its first short-term rate hike since 2006. The central bank is widely expected to start raising its benchmark rate from near zero sometime this year, perhaps as early as September, though Fed officials have assured markets that any rate increases will be small and gradual. T. Rowe Price currently forecasts that the U.S. economy will show moderate growth in 2015 and that the Fed will likely raise rates at least once by year-end.

Mid-cap growth stocks widely outpaced value in the year’s first half, extending their performance edge from recent years. Over the past decade, however, mid-cap growth and value stocks have performed roughly in line.

Sector performance in the Russell Midcap Value Index varied widely in the past six months. Health care was the top-performing sector, adding nearly 20%, lifted by strong earnings and revenue and a wave of large buyout deals. Consumer staples and industrials and business services stocks posted slimmer gains, while materials and financials stocks ended the period little changed. On the other hand, telecommunication services followed by utilities fell the most with double-digit losses. Energy and information technology stocks posted more modest declines.

PORTFOLIO AND STRATEGY REVIEW

Before delving into a discussion about the past six months’ performance, we would like to review our investment strategy to put our investment decisions into perspective. In a nutshell, we seek to buy and hold good companies whose shares are trading below their intrinsic value. Typically, these companies have fallen out of favor due to setbacks that we think are solvable and more transient than the market believes. We are particularly interested in businesses that are performing below their best operating potential, since these laggards often end up being our best performers over the long run. Companies with established businesses, strong market positions, experienced management, hidden or underappreciated assets, and room for improved financial performance are some of the features we seek when evaluating a potential investment. To find these candidates, we rely on the extensive research of our analysts, who collectively follow thousands of companies. Unlike many of our competitors, we do not focus on the short-term performance of individual companies, the stock market, or the economy. Our skills rest in identifying undervalued companies, which we typically hold for a long time—sometimes several years—as we wait for them to realize their full potential.

Hospira illustrates how we seek out good companies undergoing a bout of adversity and hold them until they become fully valued. Hospira is a leading maker of generic injectable drugs and, like most of its peers, suffered from numerous quality control problems in recent years that drew the notice of regulators and forced it to shut down facilities. We first purchased Hospira not long after its problems began to surface, theorizing that the company is vital to the nation’s health care system and regulators had a strong interest in ensuring its financial stability. As one of only a few generic injectable drugmakers, Hospira’s viability is crucial for relieving a dire shortage of certain drugs in the U.S. We also believed that Hospira owned a valuable asset in its portfolio of biosimilar drugs. These generic versions of expensive biotech drugs are not yet fully approved in the U.S. but are already available for sale overseas. Because biosimilars cost less than their higher-priced originals, we think that they will be increasingly widespread as health care providers try to cut costs. Our rationale for owning Hospira paid off in February, when Pfizer announced it would acquire the company for $16 billion. The $90-per-share offer from Pfizer is more than twice what we paid for Hospira when we initiated our position in 2011 and validates our belief that its then-depressed share price failed to capture the company’s intrinsic value. Hospira was the fund’s top-performing stock and largest holding at the end of our reporting period. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In a similar fashion, we bought E*Trade Financial at a time when the company was under significant duress. We first acquired shares of E*Trade, the online trading pioneer, in 2009 when it was refinancing a highly indebted balance sheet following the housing market crash. Though its brokerage business was doing well and taking share from traditional brokers, E*Trade also operated a bank that was struggling with significant debt, a troubled mortgage loan portfolio, and compressed profit margins due to low interest rates. Despite these troubles—which were compounded by intense regulatory scrutiny—we continued to buy E*Trade as its shares declined as we reasoned that its share price did not reflect its intrinsic value as an independent company, not to mention its private market value in a potential merger or acquisition. Since we initiated our position, E*Trade’s management strove to improve its relationship with regulators, shrink its mortgage portfolio, de-lever its balance sheet, and cut costs. Investors have taken note of the comprehensive restructuring efforts, and E*Trade’s shares were one of the fund’s best stocks in the year’s first half.

Businesses that are recovering from cyclical downturns often end up being our best performers, and Vulcan Materials is a case in point. Vulcan is a top producer of aggregates, the hard granular material that is a key ingredient in construction. The aggregates industry has been depressed due to the anemic housing market for much of the past decade, but the ongoing housing recovery has lifted the prospects for Vulcan and its peers. Our research has shown that U.S. consumption of aggregates has fallen to its lowest level in several decades but should rebound in the coming years as spending on residential, commercial, and infrastructure building picks up. Vulcan is poised to benefit from the need to upgrade the country’s aging infrastructure—an issue that is taking on more urgency given the dire state of the country’s roads, bridges, and tunnels, and a growing acceptance that more investment is needed to fix them. Vulcan has improved its balance sheet, made a series of small but sensible acquisitions, and demonstrated better operating performance. We believe that the market has underappreciated its earnings growth potential, and maintain a sizable position in the company.

While many of our investments have fallen victim to downturns in their respective industry or the broader economy, a few are experiencing hardship due to their own missteps. Such was the case with Mattel, one of the fund’s biggest detractors. Mattel, the world’s largest toymaker whose brands include Barbie, Fisher Price, and Hot Wheels, reported several quarters of declining sales under its last chief executive officer, who unexpectedly resigned in January. Many of Mattel’s problems were attributed to an ailing corporate culture and overly aggressive overseas expansion, which came at the expense of the company’s creative side. Under the new CEO’s leadership, Mattel is now focused on bolstering its creative talent and improving profitability, and we are optimistic about a turnaround. Fortunately, Mattel’s problems are not due to a declining toy industry—on the contrary, we believe its issues are product-specific and fixable in nature, and its new management has signaled its determination to improve results. Mattel’s shares fell to a five-year low this spring, a level that we believe is well below the company’s intrinsic value and unsustainable over the long term. We have increased our position and think that Mattel’s financial performance has the potential to improve meaningfully in the next several years.

Two other big detractors, Murphy Oil and FirstEnergy, performed poorly for cyclical reasons as weak commodity prices took a toll. Shares of Murphy Oil and FirstEnergy traded near multiyear lows at the end of our reporting period as they struggled with sharply lower prices for oil and electricity, respectively. Unlike most widely held publicly traded companies whose performance rests on quarterly results, Murphy Oil is effectively controlled by a family with a vested interest in maintaining the company’s long-term viability. As a result, it has the luxury of making decisions that may not produce short-term results yet are in shareholders’ best interests in the long term. Murphy Oil has a superior balance sheet and is well positioned to continue to explore, make acquisitions, weather a prolonged oil and gas downturn, and attract the industry’s best talent at a time when most of its peers are struggling with high debt levels and cutting jobs. It is worth noting that during the energy bear market of the 1990s, Murphy Oil was one of the few U.S. producers to boast successful, world-class oil and gas discoveries due to its continued commitment to exploration and its ability to hire and retain good talent in an environment of scarcity.

We have written before about how FirstEnergy, one of the largest U.S. regulated utilities, was ailing from depressed utilization of its coal-fired generating plants amid weak power demand. Over the past decade, FirstEnergy’s performance has suffered amid mismanagement, poor transparency, and low earnings quality, which disaffected many investors. But under the direction of a new CEO who has signaled a shift in strategy and a more straightforward management style, we believe that FirstEnergy will start to deliver better operating results. FirstEnergy is currently seeking to reregulate some of its unregulated power-generating plants in Ohio, a controversial move that critics have called a bailout since it would have ratepayers help guarantee the continued operation of those plants. A favorable decision for FirstEnergy’s proposed plan, which state regulators are now considering, would provide years of earnings stability for the company. FirstEnergy’s shares trade near book value—a rarity for an electricity utility. We think there is room for greater upside.

IN CLOSING

Given our focus on in-depth company research and bottom-up stock selection, we do not claim to have any special insight regarding the future performance of the economy, stock market, or any particular industry. Two observations, however, are worth noting since they have contributed to a favorable environment for our style of investing. The first is a surge in M&A activity taking place in the U.S. economy this year. In this year’s second quarter alone, two of our holdings—Broadcom and Altera—announced takeovers from larger chipmakers, while insurance broker Willis Group agreed to merge with consulting firm Towers Watson. All three companies received bids that exceeded the price we paid for them. Given that we focus on identifying undervalued assets, some of our holdings are inevitably bound to draw the notice of activist shareholders or acquisition-hungry companies. While we don’t buy companies based on takeout speculation, acquisitions are one way that intrinsic value is realized, and we anticipate that our holdings should benefit in times when mergers and takeovers are on the rise.

Secondly, we have noted diminishing correlation in the stock market. Correlation—or the tendency of stocks within a sector or on the whole to rise and fall in unison—has subsided in recent months from very high levels in the years since the global financial crisis. Periods of high correlation typically mean that the market is buoyed by liquidity and less focused on the merits of individual stocks. With fewer stocks trading in lockstep and individual stock returns showing greater dispersion, we are finding a few more attractive investment opportunities despite the rise in the stock market’s indexes. We remain focused on buying undervalued companies with good long-term potential that can be unlocked through various ways over time.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David J. Wallack
President of the fund and chairman of its Investment Advisory Committee

July 12, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS

For funds with at least a 3-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of 1 fund within this scale and rated separately. The Morningstar Rating™ is for the retail share class only; other classes may have different performance characteristics. The fund received 3, 3, and 4 stars for the 3-, 5-, and 10-year periods, respectively, as of December 31, 2014.

©2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-size companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
Hospira	3.3%
Textron	2.8
E*TRADE Financial	2.5
Northern Trust	2.5
FirstEnergy	2.5
Bunge Limited	2.3
Hologic	2.2
Marsh & McLennan	1.9
Sysco	1.8
Vulcan Materials	1.8
Kohl's	1.6
C.H. Robinson Worldwide	1.5
First Horizon National	1.5
White Mountains Insurance Group	1.5
Cintas	1.4
WPX Energy	1.4
Ally Financial	1.4
Lazard	1.3
Quest Diagnostics	1.3
Mattel	1.3
Rayonier	1.3
First American Financial	1.3
Tribune Media	1.2
KBR	1.2
AES	1.2
Total	44.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 28.82	$ 30.05	$ 24.04	$ 21.39	$ 23.71	$ 20.72
Investment activities						
Net investment income[(1)]	0.15	0.30	0.22	0.31	0.20	0.45
Net realized and unrealized gain / loss	0.74	2.71	7.30	3.87	(1.39)	2.95
Total from investment activities	0.89	3.01	7.52	4.18	(1.19)	3.40
Distributions						
Net investment income	–	(0.31)	(0.22)	(0.32)	(0.24)	(0.41)
Net realized gain	–	(3.93)	(1.29)	(1.21)	(0.89)	–
Total distributions	–	(4.24)	(1.51)	(1.53)	(1.13)	(0.41)
NET ASSET VALUE						
End of period	**$ 29.71**	**$ 28.82**	**$ 30.05**	**$ 24.04**	**$ 21.39**	**$ 23.71**

Ratios/Supplemental Data

Total return[(2)]	**3.09%**	**10.60%**	**31.54%**	**19.63%**	**(4.82)%**	**16.45%**
Ratio of total expenses to average net assets	0.80%[(3)]	0.80%	0.80%	0.81%	0.81%	0.81%
Ratio of net investment income to average net assets	1.03%[(3)]	0.95%	0.78%	1.29%	0.87%	2.07%
Portfolio turnover rate	20.6%	32.2%	32.0%	43.7%	53.6%	46.4%
Net assets, end of period (in millions)	$ 11,237	$ 11,111	$ 10,599	$ 8,437	$ 7,559	$ 8,246

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 28.69	$ 29.93	$ 23.94	$ 21.31	$ 23.61	$ 20.64
Investment activities						
Net investment income[(1)]	0.11	0.22	0.14	0.24	0.15	0.37
Net realized and unrealized gain / loss	0.74	2.70	7.28	3.85	(1.38)	2.95
Total from investment activities	0.85	2.92	7.42	4.09	(1.23)	3.32
Distributions						
Net investment income	–	(0.23)	(0.14)	(0.25)	(0.18)	(0.35)
Net realized gain	–	(3.93)	(1.29)	(1.21)	(0.89)	–
Total distributions	–	(4.16)	(1.43)	(1.46)	(1.07)	(0.35)
NET ASSET VALUE						
End of period	**$ 29.54**	**$ 28.69**	**$ 29.93**	**$ 23.94**	**$ 21.31**	**$ 23.61**

Ratios/Supplemental Data

Total return[(2)]	**2.96%**	**10.33%**	**31.23%**	**19.27%**	**(5.02)%**	**16.12%**
Ratio of total expenses to average net assets	1.05%[(3)]	1.04%	1.06%	1.05%	1.04%	1.07%
Ratio of net investment income to average net assets	0.77%[(3)]	0.70%	0.52%	1.03%	0.63%	1.73%
Portfolio turnover rate	20.6%	32.2%	32.0%	43.7%	53.6%	46.4%
Net assets, end of period (in thousands)	$ 537,645	$ 735,224	$ 644,950	$ 568,987	$ 549,847	$ 667,677

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 28.35	$ 29.61	$ 23.70	$ 21.11	$ 23.40	$ 20.46
Investment activities						
Net investment income[(1)]	0.08	0.14	0.07	0.18	0.08	0.34
Net realized and unrealized gain / loss	0.72	2.67	7.20	3.81	(1.36)	2.90
Total from investment activities	0.80	2.81	7.27	3.99	(1.28)	3.24
Distributions						
Net investment income	–	(0.14)	(0.07)	(0.19)	(0.12)	(0.30)
Net realized gain	–	(3.93)	(1.29)	(1.21)	(0.89)	–
Total distributions	–	(4.07)	(1.36)	(1.40)	(1.01)	(0.30)
NET ASSET VALUE						
End of period	**$ 29.15**	**$ 28.35**	**$ 29.61**	**$ 23.70**	**$ 21.11**	**$ 23.40**

Ratios/Supplemental Data

Total return[(2)]	**2.82%**	**10.06%**	**30.90%**	**18.98%**	**(5.29)%**	**15.87%**
Ratio of total expenses to average net assets	1.30%[(3)]	1.30%	1.31%	1.32%	1.33%	1.32%
Ratio of net investment income to average net assets	0.52%[(3)]	0.44%	0.27%	0.75%	0.34%	1.57%
Portfolio turnover rate	20.6%	32.2%	32.0%	43.7%	53.6%	46.4%
Net assets, end of period (in thousands)	$ 278,389	$ 303,044	$ 333,031	$ 284,321	$ 280,716	$ 347,227

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 92.4%		
CONSUMER DISCRETIONARY 10.0%		
Auto Components 0.2%		
Visteon (1)	187,700	19,705
		19,705
Diversified Consumer Services 0.6%		
Graham Holdings	2,541	2,732
Houghton Mifflin Harcourt (1)	215,100	5,420
Strayer Education (1)(2)	1,553,600	66,960
		75,112
Leisure Products 1.5%		
Mattel	6,016,500	154,564
Sankyo-Gunma (JPY)	724,300	25,655
		180,219
Media 4.6%		
Cablevision Systems, Class A	6,108,900	146,247
DreamWorks Animation, Class A (1)	969,500	25,575
News Corp, Class A (1)	9,977,361	145,570
Scholastic (2)	2,060,891	90,947
Tribune Media	2,814,300	150,256
		558,595
Multiline Retail 1.6%		
Kohl's	3,036,200	190,097
		190,097
Specialty Retail 0.6%		
Abercrombie & Fitch	2,614,300	56,233
Gap	486,000	18,551
		74,784

ENERGY 4.8%		
Energy Equipment & Services 0.4%		
SEACOR Holdings (1)	655,711	46,516
		46,516
Oil, Gas & Consumable Fuels 4.4%		
Cameco	6,947,100	99,205
CONSOL Energy	5,114,503	111,189
Hess	416,000	27,822
Murphy Oil	2,836,000	117,892
WPX Energy (1)(2)	14,179,612	174,126
		530,234
Total Energy		576,750
FINANCIALS 29.1%		
Banks 4.7%		
CIT Group	2,019,360	93,880
Commerce Bancshares	725,730	33,942
First Horizon National (2)	11,658,744	182,693
First Niagara Financial	12,419,800	117,243
SunTrust	1,382,400	59,471
WestAmerica Bank (2)	1,513,707	76,669
		563,898
Capital Markets 7.3%		
E*TRADE Financial (1)	9,983,660	299,010
Lazard, Class A, Partnership	2,865,300	161,144
Legg Mason	443,700	22,864
Northern Trust	3,909,740	298,939
Waddell & Reed Financial, Class A	1,989,490	94,123
		876,080

Consumer Finance 1.4%		
Ally Financial (1)	7,272,890	163,131
		163,131
Diversified Financial Services 1.3%		
Groupe Bruxelles Lambert (EUR)	422,062	33,973
PHH (1)(2)	4,557,800	118,639
		152,612
Insurance 9.5%		
CNA Financial	3,454,800	132,008
First American Financial	4,117,324	153,206
FNF	3,265,124	120,777
Kemper (2)	2,624,230	101,164
Loews	2,972,293	114,463
Marsh & McLennan	3,986,800	226,052
OneBeacon Insurance Group, Class A	191,651	2,781
Progressive	3,834,800	106,722
White Mountains Insurance Group	271,179	177,606
Willis Group Holdings	317,600	14,895
		1,149,674
Real Estate Investment Trusts 3.7%		
AvalonBay Communities, REIT	238,700	38,161
Macerich Company, REIT	1,336,592	99,710
Rayonier, REIT	6,025,300	153,946
Washington Real Estate Investment Trust, REIT	2,998,600	77,814
Weyerhaeuser, REIT	2,540,600	80,029
		449,660
Real Estate Management & Development 0.6%		
St. Joe (1)(2)	4,663,032	72,417
		72,417

INFORMATION TECHNOLOGY 3.1%		
Communications Equipment 0.4%		
ADTRAN (2)	2,783,100	45,226
		45,226
Electronic Equipment, Instruments & Components 0.3%		
AVX	3,306,400	44,504
		44,504
IT Services 0.3%		
Western Union	1,773,000	36,045
		36,045
Semiconductor & Semiconductor Equipment 2.1%		
Altera	1,029,500	52,710
Applied Materials	3,160,000	60,735
ASML Holding	240,382	25,031
Broadcom, Class A	1,071,275	55,160
Marvell Technology Group	4,532,000	59,755
		253,391
Total Information Technology		379,166
MATERIALS 6.9%		
Chemicals 1.0%		
Mosaic	663,000	31,062
Scotts Miracle Gro	1,635,012	96,809
		127,871
Construction Materials 1.8%		
Vulcan Materials	2,586,300	217,068
		217,068

Containers & Packaging 1.2%		
MeadWestvaco	1,773,900	83,710
Packaging Corporation of America	1,012,700	63,284
		146,994
Metals & Mining 1.9%		
Franco-Nevada (CAD)	1,571,900	74,971
Lonmin (GBP) (1)	16,157,395	28,408
Newmont Mining	5,191,900	121,283
		224,662
Paper & Forest Products 1.0%		
Louisiana Pacific (1)	6,915,300	117,767
		117,767
Total Materials		834,362
TELECOMMUNICATION SERVICES 0.7%		
Wireless Telecommunication Services 0.7%		
Telephone & Data Systems	2,829,183	83,178
Total Telecommunication Services		83,178
UTILITIES 5.3%		
Electric Utilities 3.0%		
American Electric Power	1,188,100	62,934
FirstEnergy	9,088,690	295,837
		358,771
Independent Power & Renewable Electricity Producers 1.5%		
AES	11,163,400	148,026
NRG Energy	1,511,438	34,582
		182,608

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/15	Value 12/31/14
ADTRAN	$ 1,230	$ —	$ 496	$ 45,226	$ 59,451
First American Financial	—	28,227	2,421	*	188,759
First Horizon National	—	968	1,402	182,693	159,404
KBR	23,691	1,446	1,170	149,127	*
Kemper	6,190	10,288	1,223	101,164	99,174
OneBeacon Insurance Group, Class A	1,952	17,041	335	*	20,640
PHH	—	—	—	118,639	109,205
Scholastic	17,787	2,564	561	90,947	61,091
Select Medical Holdings	2,473	—	824	133,448	115,853
St. Joe	22,361	—	—	72,417	*
Strayer Education	13,106	—	—	66,960	98,540
WestAmerica Bank	—	—	1,151	76,669	74,202
WPX Energy	14,718	15,177	—	174,126	158,901
T. Rowe Price Reserve Investment Fund, 0.07%,	¤	¤	321	838,123	1,269,606
Totals			$ 9,904	$ 2,049,539	$ 2,414,826

* On the date indicated, issuer was held but not considered an affiliated company.
¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 1,962,432
Dividend income	9,904
Interest income	-
Investment income	$ 9,904
Realized gain (loss) on securities	$ 19,409
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 61,315	$ 110,432
Net realized gain	683,747	1,313,990
Change in net unrealized gain / loss	(370,388)	(222,047)
Increase in net assets from operations	374,674	1,202,375
Distributions to shareholders		
Net investment income		
Investor Class	–	(105,006)
Advisor Class	–	(5,564)
R Class	–	(1,325)
Net realized gain		
Investor Class	–	(1,331,244)
Advisor Class	–	(95,070)
R Class	–	(37,181)
Decrease in net assets from distributions	–	(1,575,390)
Capital share transactions*		
Shares sold		
Investor Class	576,445	1,668,191
Advisor Class	35,730	360,939
R Class	15,809	39,990
Distributions reinvested		
Investor Class	–	1,339,661
Advisor Class	–	99,745
R Class	–	38,447
Shares redeemed		
Investor Class	(797,048)	(2,155,330)
Advisor Class	(253,739)	(345,154)
R Class	(49,020)	(100,548)
Increase (decrease) in net assets from capital share transactions	(471,823)	945,941
Net Assets		
Increase (decrease) during period	(97,149)	572,926
Beginning of period	12,149,743	11,576,817
End of period	$ 12,052,594	$ 12,149,743

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has three classes of shares: the Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996; the Mid-Cap Value Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the Mid-Cap Value Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $189,000 for the six months ended June 30, 2015.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,305,020,000 and $2,336,102,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2014, the fund had $9,711,000 of available capital loss carryforwards.

At June 30, 2015, the cost of investments for federal income tax purposes was $9,685,985,000. Net unrealized gain aggregated $2,330,986,000 at period-end, of which $2,860,658,000 related to appreciated investments and $529,672,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $73,000 for Price Associates; $1,011,000 for T. Rowe Price Services, Inc.; and $941,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2015, the fund was charged $221,000 for shareholder servicing costs related to the college savings plans, of which $159,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2015, the fund was allocated $67,000 of Spectrum Funds’ expenses and $3,202,000 of Retirement Funds’ expenses. Of these amounts, $1,371,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 32% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

NOTE 6 - LITIGATION

The fund is a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. The fund also is named as a defendant or included in a class of defendants in parallel litigation, which has been dismissed by the district court and is currently on appeal, asserting state law constructive fraudulent transfer claims to recover stock redemption payments made to shareholders. The complaints allege no misconduct by the fund, and management intends to vigorously defend the lawsuits. The value of the proceeds received by the fund is $70,070,000 (0.58% of net assets) and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Fund’s Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class and Advisor Class) was below the median for comparable funds and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015